UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2023 (August 31, 2023)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	001-41368	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	EFSH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on February 3, 2023, 1847 Holdings LLC (the “Company”) issued to Mast Hill Fund, L.P. (“Mast Hill”) a promissory note in the principal amount of $104,000 (the “Mast Hill February 3 Note”) and issued to Leonite Fund I, LP (“Leonite”) a promissory note in the principal amount of $500,000 (the “Leonite February 3 Note”).

As previously disclosed, on February 9, 2023, the Company issued a promissory note in the principal amount of $1,390,909 to Mast Hill (the “Mast Hill February 9 Note”) and a promissory note in the principal amount of $1,166,667 to Leonite (the “Leonite February 9 Note”).

As previously disclosed, on February 22, 2023, the Company issued a promissory note in the principal amount of $878,000 to Mast Hill (the “Mast Hill February 22 Note,” and together with the Mast Hill February 3 Note, the Leonite February 3 Note, the Mast Hill February 9 Note and the Leonite February 9 Note, the “Notes”).

As previously disclosed, on August 4, 2023, August 9, 2023 and August 10, 2023, the Company received notices from Mast Hill and Leonite that an Event of Default (as defined in the Notes) had occurred under the Notes for failure to make certain payments when due. Notwithstanding the foregoing, Mast Hill and Leonite agreed that they would not require any payments in cash for the over-due amounts or accelerate the payments due under the Notes for a period of 60 days. Since an Event of Default occurred, Mast Hill and Leonite had the right to convert the Notes, including the over-due amounts and default interest and penalties, into common shares at their election.

Following the receipt of such notices, Mast Hill converted the Mast Hill February 3 Note and Leonite converted the February 3 Note. Accordingly, the Mast Hill February 3 Note and Leonite February 3 Note have been terminated. In addition, Mast Hill partially converted the Mast Hill February 9 Note and Leonite partially converted the Leonite February 9 Note.

On August 31, 2023, the Company, Mast Hill and Leonite entered into amendments to the Mast Hill February 9 Note, the Leonite February 9 Note and the Mast Hill February 22 Note (the “Amendments”), pursuant to which the parties agreed to extend the maturity date of the remaining Notes to August 31, 2024 and the Company agreed to make monthly payments commencing on September 30, 2023, as further described in the Amendments. Mast Hill and Leonite also agreed not to convert any portion of the remaining Notes as long as the Company makes these payments when due. As consideration for Mast Hill and Leonite’s entry into the Amendments, the Company agreed to pay Mast Hill and Leonite an amendment fee equal to 10% of the principal amounts of the remaining Notes within one (1) business day.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments filed as exhibits to this report, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 3, 2023 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on February 9, 2023)
10.2	Promissory Note issued by 1847 Holdings LLC to Leonite Fund I, LP on February 3, 2023 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on February 9, 2023)
10.3	Letter Agreement, dated August 4, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on August 10, 2023)
10.4	Letter Agreement, dated August 4, 2023, between Leonite Fund I, LP and 1847 Holdings LLC (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on August 10, 2023)
10.5	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 9, 2023 (incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed on February 13, 2023)
10.6	Promissory Note issued by 1847 Holdings LLC to Leonite Fund I, LP on February 9, 2023 (incorporated by reference to Exhibit 10.15 to the Current Report on Form 8-K filed on February 13, 2023)
10.7	Letter Agreement, dated August 9, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed on August 10, 2023)
10.8	Letter Agreement, dated August 9, 2023, between Leonite Fund I, LP and 1847 Holdings LLC (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on August 10, 2023)
10.9	Letter Agreement, dated August 31, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC
10.10	Letter Agreement, dated August 31, 2023, between Leonite Fund I, LP and 1847 Holdings LLC
10.11	Promissory Note issued by 1847 Holdings LLC to Mast Hill Fund, L.P. on February 22, 2023 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on February 28, 2023)
10.12	Letter Agreement, dated August 10, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on August 10, 2023)
10.13	Letter Agreement, dated August 31, 2023, between Mast Hill Fund, L.P. and 1847 Holdings LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2023	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
	Name:	Ellery W. Roberts
	Title:	Chief Executive Officer

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